Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income from continuing operations before taxes consisted of the following:

	Years Ended December 31,
	2013	2012	2011
U.S.	$288,660	$387,987	$384,602
International	95,294	123,783	81,014
Total	$383,954	$511,770	$465,616

The provision for income taxes from continuing operations consisted of the following:

	Years Ended December 31,
	2013	2012	2011
U.S. Federal:
Current	$78,315	$151,984	$(93,791)
Deferred	(19,754)	16,136	135,305
	58,561	168,120	41,514
U.S. State and Local:
Current	5,359	(2,604)	27,385
Deferred	(8,026)	(26,273)	(15,546)
	(2,667)	(28,877)	11,839
International:
Current	28,063	57,906	60,322
Deferred	(5,990)	(82,862)	(85,401)
	22,073	(24,956)	(25,079)

Total current	111,737	207,286	(6,084)
Total deferred	(33,770)	(92,999)	34,358
Total provision for income taxes	$77,967	$114,287	$28,274

Effective tax rate	20.3%	22.3%	6.1%

The effective tax rate for 2013 includes tax benefits of $13 million from an affiliate reorganization, $17 million from tax planning initiatives, $5 million from the adjustment of non-U.S. tax accounts from prior periods and $4 million from the retroactive effect of 2013 U.S. tax legislation.

The effective tax rate for 2012 includes tax benefits of $32 million from the sale of non-U.S. leveraged lease assets and $47 million from the resolution of U.S. tax examinations and tax accruals of $43 million for the repatriation of additional non-U.S. earnings that arose as a result of one-time events including the sale of leveraged lease assets and Canadian tax law changes.

The effective tax rate for 2011 includes tax benefits of $90 million from the IRS tax settlements and $34 million from the sale of non-U.S. leveraged lease assets.

The items accounting for the difference between income taxes computed at the federal statutory rate and our provision for income taxes consist of the following:

	Years Ended December 31,
	2013	2012	2011
Federal statutory provision	$134,389	$179,119	$162,965
State and local income taxes	(1,733)	(2,071)	12,079
Impact of non-U.S. leveraged lease asset sales	—	(30,367)	(31,423)
Other impact of foreign operations	(28,238)	23,025	(11,526)
Tax exempt income/reimbursement	(1,672)	(1,992)	(2,674)
Federal income tax credits/incentives	(10,282)	(8,918)	(10,741)
Unrealized stock compensation benefits	2,292	3,456	3,538
Resolution of U.S. tax examinations	(3,853)	(47,380)	(94,225)
Outside basis differences	(13,214)	—	—
Other, net	278	(585)	281
Provision for income taxes	$77,967	$114,287	$28,274

Other impacts of foreign operations include income of foreign affiliates taxed at rates other than the 35% U.S. statutory rate, the accrual or release of tax uncertainty amounts related to foreign operations, the tax impacts of foreign earnings repatriation and the U.S. foreign tax credit impacts of other foreign income taxed in the U.S.

Deferred tax liabilities and assets consisted of the following:

	December 31,
	2013	2012
Deferred tax liabilities:
Depreciation	$(33,057)	$(44,239)
Deferred profit (for tax purposes) on sale to finance subsidiary	(142,114)	(157,279)
Lease revenue and related depreciation	(249,998)	(306,612)
Amortizable intangibles	(79,852)	(104,156)
Other	(73,077)	(35,157)
Deferred tax liabilities	(578,098)	(647,443)

Deferred tax assets:
Nonpension postretirement benefits	99,628	119,002
Pension	43,301	117,509
Inventory and equipment capitalization	22,824	26,778
Restructuring charges	26,837	20,793
Long-term incentives	28,880	35,056
Net operating loss	143,839	152,617
Tax credit carry forwards	48,617	41,518
Tax uncertainties gross-up	35,298	28,492
Other	147,709	89,406
Valuation allowance	(122,780)	(142,176)
Deferred tax assets	474,153	488,995

Total deferred taxes, net	$(103,945)	$(158,448)

The above amounts are classified as current or long-term in the Consolidated Balance Sheets in accordance with the asset or liability to which they related or based on the expected timing of the reversal. A valuation allowance was recognized to reduce the total deferred tax assets to an amount that will more-likely-than-not be realized. The valuation allowance relates primarily to certain foreign, state and local net operating loss and tax credit carryforwards that are more likely than not to expire unutilized.

We have net operating loss carry forwards of $292 million as of December 31, 2013, of which, $260 million can be carried forward indefinitely and the remainder expire over the next 15 years In addition, we have tax credit carry forwards of $49 million that expire over the next 15 years.

As of December 31, 2013 we have not provided for income taxes on $700 million of cumulative undistributed earnings of subsidiaries outside the U.S. as these earnings will be either indefinitely reinvested or remitted substantially free of additional tax; however, we estimate that withholding taxes on such remittances would be $3 million. Determination of the liability that would be incurred if these earnings were remitted to the U.S. is not practicable as there is a significant amount of uncertainty with respect to determining the amount of foreign tax credits and other indirect tax consequences that may arise from the distribution of these earnings.

Uncertain Tax Positions
A reconciliation of the amount of unrecognized tax benefits is as follows:

	2013	2012	2011
Balance at beginning of year	$151,098	$202,828	$535,983
Increases from prior period positions	15,777	11,811	67,065
Decreases from prior period positions	(6,908)	(17,985)	(140,107)
Increases from current period positions	23,549	28,255	28,686
Decreases relating to settlements with tax authorities	(482)	(1,948)	(18,204)
Reductions from lapse of applicable statute of limitations	(10,440)	(71,863)	(270,595)
Balance at end of year	$172,594	$151,098	$202,828

The amount of the unrecognized tax benefits at December 31, 2013, 2012 and 2011 that would affect the effective tax rate if recognized was $148 million, $127 million and $164 million, respectively.

On a regular basis, we conclude tax return examinations, statutes of limitations expire, and court decisions interpret tax law. We regularly assess tax uncertainties in light of these developments. As a result, it is reasonably possible that the amount of our unrecognized tax benefits will decrease in the next 12 months, and we expect this change could be up to 20% of our unrecognized tax benefits. We recognize interest and penalties related to uncertain tax positions in our provision for income taxes or discontinued operations as appropriate. During the years ended December 31, 2013, 2012 and 2011, we recorded interest and penalties of $27 million, $(28) million and $(83) million, respectively. We had $37 million and $11 million accrued for the payment of interest and penalties at December 31, 2013 and 2012, respectively.

Other Tax Matters
As is the case with other large corporations, our tax returns are examined each year by tax authorities in the U.S., other countries and local jurisdictions in which we have operations. Except for issues arising out of certain partnership investments, the IRS examinations of tax years prior to 2009 are closed to audit. Other than the pending application of legal principles to specific issues arising in earlier years, only post-2007 Canadian tax years are subject to examination. Other significant tax filings subject to examination include various post-2004 U.S. state and local, post-2007 German, and post-2011 French and U.K. tax filings. We have other less significant tax filings currently under examination or subject to examination.
We regularly assess the likelihood of tax adjustments in each of the tax jurisdictions in which we have operations and account for the related financial statement implications.  We believe we have established tax reserves that are appropriate given the possibility of tax adjustments.  However, determining the appropriate level of tax reserves requires judgment regarding the uncertain application of tax law and the possibility of tax adjustments. Future changes in tax reserve requirements could have a material impact, positive or negative, on our results of operations, financial position and cash flows.
During 2014, we determined that certain pre-2009 tax deductions associated with software development expenditures had not been deducted on our historical tax returns, the expenditures could be claimed on our current year return and our deferred tax liability was overstated. We assessed the materiality of this item on previously issued financial statements and concluded that it was not material to any annual or interim period. However, the accompanying Consolidated Balance Sheet and Consolidated Statements of Stockholders' Equity (Deficit) have been revised for the earliest period presented to increase opening retained earnings by $17 million and decrease our tax liabilities.

On August 27, 2012, the United States Court of Appeals for the Third Circuit overturned a prior Tax Court decision and ruled in favor of the IRS and adverse to the Historic Boardwalk Hall LLC, a partnership in which we had made an investment in the year 2000. In January 2014, the Tax Court entered an order to implement the rulings of the Third Circuit. Under the terms of the partnership agreement, we are indemnified against any payments we may be required to make. However, the potential for a difference in the timing of payments which may be due to taxing authorities and the timing of receipts due to us under the partnership agreement may cause fluctuations in our cash flows in future periods. Further, if we do not recover under the indemnification provisions of the partnership agreement, the amount of tax and interest due as a result of this matter could be as much as $100 million.
Subsequent Event (Unaudited)
In August 2014, we entered into an agreement with our partner in the Historic Boardwalk Hall LLC partnership releasing our respective claims against each other and agreeing to divest our investment in the partnership. This agreement represents a partial reimbursement for tax credits and deductions previously disallowed by the 2012 Third Circuit Court of Appeals decision. The impact of this agreement, which will be recorded in the third quarter of 2014, will not have a material impact on our financial condition, results of operations or cash flows; however, the timing of cash receipts under this agreement may differ from the timing of the tax and interest payments which may be due to taxing authorities.